                                                                    Exhibit 99.3

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                         371,505.44

Available Funds:
          Contract Payments due and received in this period                                              2,048,843.21
          Contract Payments due in prior period(s) and received in this period                             153,963.01
          Contract Payments received in this period for next period                                        108,550.41
          Sales, Use and Property Tax payments received                                                     55,627.13
          Prepayment Amounts related to early termination in this period                                         0.00
          Servicer Advance                                                                                 682,539.76
          Proceeds received from recoveries on previously Defaulted Contracts                                    0.00
          Transfer from Reserve Account                                                                  2,704,329.91
          Interest earned on Collection Account                                                              2,263.92
          Interest earned on SPG Account                                                                        50.38
          Proceeds from repurchase of Contracts per Contribution and Servicing
             Agreement Section 5.03                                                                              0.00
          Amounts paid per Contribution and Servicing Agreement Section 7.01
             (Substituted contract < Predecessor contract)                                                       0.00
          Amounts paid under insurance policies                                                                  0.00
          Maintenance, Late Charges and any other amounts                                                        0.00

                                                                                                         ------------
Total Available Funds                                                                                    6,127,673.17
Less: Amounts to be Retained in Collection Account                                                         418,879.97
                                                                                                         ------------
AMOUNT TO BE DISTRIBUTED                                                                                 5,708,793.20
                                                                                                         ============

DISTRIBUTION OF FUNDS:
          1.      To Trustee -  Fees  (paid from Servicers Fees, see section X.)                                 0.00
          2.      To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances               153,963.01
          3.      To Noteholders (For Servicer Report immediately following the Final
                     Additional Closing Date)
                        a) Class A1 Principal and Interest                                                       0.00
                        a) Class A2 Principal (distributed after A1 Note matures) and Interest                   0.00
                        a) Class A3 Principal (distributed after A2 Note matures) and Interest                   0.00
                        a) Class A4 Principal (distributed after A3 Note matures) and Interest           2,435,974.46
                        a) Class A5 Principal (distributed after A4 Note matures) and Interest                   0.00
                        b) Class B Principal and Interest                                                   41,575.38
                        c) Class C Principal and Interest                                                   83,373.85
                        d) Class D Principal and Interest                                                   56,238.46
                        e) Class E Principal and Interest                                                   73,055.44

          4.      To Reserve Account for Requirement per Indenture Agreement Section 3.08                2,702,437.25
          5.      To Issuer - Residual  Principal and Interest and Reserve Account
                     Distribution
                        a) Residual Interest (Provided no Restricting or Amortization Event
                              in effect)                                                                         0.00
                        b) Residual Principal (Provided no Restricting or Amortization Event
                              in effect)                                                                    85,136.67
                        c)  Reserve Account Distribution (Provided no Restricting or
                              Amortization Event in effect)                                                      0.00
          6.      To Servicer, Tax, Maintenance, Late Charges and Bank interest earned and
                     any other amounts                                                                      57,941.43
          7.      To Servicer, Servicing Fee and other Servicing Compensations                              19,097.25
                                                                                                         ------------
TOTAL FUNDS DISTRIBUTED                                                                                  5,708,793.20
                                                                                                         ============

End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event
   Funds (if any)}                                                                                         418,879.97
                                                                                                         ============

II. RESERVE ACCOUNT

Beginning Balance                                                                                         2,702,437.25
            - Add Investment Earnings                                                                         1,892.66
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)              2,702,437.25
            - Less Distribution to Certificate Account                                                    2,704,329.91
                                                                                                         -------------
End of period balance                                                                                    $2,702,437.25
                                                                                                         =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                               $2,702,437.25
                                                                                                         =============

                                                                                                                  0.00

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                               Pool A                                    37,439,611.54
                               Pool B                                     7,387,573.92
                                                                         -------------
                                                                                                 44,827,185.46
Class A Overdue Interest, if any                                                  0.00
Class A Monthly Interest - Pool A                                           225,261.66
Class A Monthly Interest - Pool B                                            44,448.57

Class A Overdue Principal, if any                                                 0.00
Class A Monthly Principal - Pool A                                        1,669,978.31
Class A Monthly Principal - Pool B                                          496,285.92
                                                                         -------------
                                                                                                  2,166,264.23
Ending Principal Balance of the Class A Notes
                               Pool A                                    35,769,633.22
                               Pool B                                     6,891,288.01
                                                                         -------------           -------------
                                                                                                 42,660,921.23
                                                                                                 =============

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                               Class A1                                           0.00
                               Class A2                                           0.00
                               Class A3                                           0.00
                               Class A4                                  44,827,185.46
                               Class A5                                           0.00
                                                                         -------------

Class A Monthly Interest                                                                         44,827,185.46
                               Class A1 (Actual Number Days/360)                  0.00
                               Class A2                                           0.00
                               Class A3                                           0.00
                               Class A4                                     269,710.23
                               Class A5                                           0.00
                                                                         -------------

Class A Monthly Principal
                               Class A1                                           0.00
                               Class A2                                           0.00
                               Class A3                                           0.00
                               Class A4                                   2,166,264.23
                               Class A5                                           0.00
                                                                         -------------
                                                                                                  2,166,264.23
Ending Principal Balance of the Class A Notes
                               Class A1                                           0.00
                               Class A2                                           0.00
                               Class A3                                           0.00
                               Class A4                                  42,660,921.23
                               Class A5                                           0.00
                                                                         -------------
                                                                                                 -------------
                                                                                                 42,660,921.23
                                                                                                 =============
Class A5

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                               Pool A                           638,450.36
                               Pool B                           126,001.69
                                                                ----------
                                                                                     764,452.04
Class B Overdue Interest, if any                                      0.00
Class B Monthly Interest - Pool A                                 3,883.91
Class B Monthly Interest - Pool B                                   766.51

Class B Overdue Principal, if any                                     0.00
Class B Monthly Principal - Pool A                               28,465.54
Class B Monthly Principal - Pool B                                8,459.42
                                                                ----------
                                                                                      36,924.96
Ending Principal Balance of the Class B Notes
                               Pool A                           609,984.82
                               Pool B                           117,542.27
                                                                ----------           ----------
                                                                                     727,527.08
                                                                                     ==========

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                               Pool A                         1,276,119.64
                               Pool B                           251,784.43
                                                              ------------
                                                                                   1,527,904.07
Class C Overdue Interest, if any                                      0.00
Class C Monthly Interest - Pool A                                 7,954.48
Class C Monthly Interest - Pool B                                 1,569.46

Class C Overdue Principal, if any                                     0.00
Class C Monthly Principal - Pool A                               56,931.08
Class C Monthly Principal - Pool B                               16,918.84
                                                              ------------
                                                                                      73,849.92
Ending Principal Balance of the Class C Notes
                               Pool A                         1,219,188.56
                               Pool B                           234,865.59
                                                              ------------         ------------
                                                                                   1,454,054.15
                                                                                   ============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                               Pool A                           851,006.75
                               Pool B                           167,929.30
                                                                ----------
                                                                                   1,018,936.05
Class D Overdue Interest, if any                                      0.00
Class D Monthly Interest - Pool A                                 5,850.67
Class D Monthly Interest - Pool B                                 1,154.51

Class D Overdue Principal, if any                                     0.00
Class D Monthly Principal - Pool A                               37,954.05
Class D Monthly Principal - Pool B                               11,279.23
                                                                ----------
                                                                                      49,233.28
Ending Principal Balance of the Class D Notes
                               Pool A                           813,052.69
                               Pool B                           156,650.08
                                                                ----------         ------------
                                                                                     969,702.77
                                                                                   ============

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                               Pool A                         1,063,563.25
                               Pool B                           209,856.83
                                                              ------------
                                                                                   1,273,420.08
Class E Overdue Interest, if any                                      0.00
Class E Monthly Interest - Pool A                                 9,616.38
Class E Monthly Interest - Pool B                                 1,897.46

Class E Overdue Principal, if any                                     0.00
Class E Monthly Principal - Pool A                               47,442.57
Class E Monthly Principal - Pool B                               14,099.03
                                                              ------------
                                                                                      61,541.60
Ending Principal Balance of the Class E Notes
                               Pool A                         1,016,120.68
                               Pool B                           195,757.80
                                                              ------------         ------------
                                                                                   1,211,878.48
                                                                                   ============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                               Pool A                                     1,276,685.64
                               Pool B                                       251,943.13
                                                                          ------------
                                                                                               1,528,628.77

Residual Interest - Pool A                                                        0.00
Residual Interest - Pool B                                                        0.00

Residual Principal - Pool A                                                  66,751.91
Residual Principal - Pool B                                                  18,384.76            85,136.67

Ending Residual Principal Balance
                               Pool A                                     1,209,933.73
                                                                                              -------------
                               Pool B                                       233,558.37         1,443,492.10
                                                                          ------------        =============

X. PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                                 19,097.25
 - Collection period Trustee Fee                                                              $   (5,127.45)
 - Servicer Advances reimbursement                                                               153,963.01
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                57,941.43
                                                                                              -------------
Total amounts due to Servicer                                                                    225,874.24
                                                                                              =============

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 13, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                               42,543,329.18

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                 0.00

        Decline in Aggregate Discounted Contract Balance                                                             1,897,702.63

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                    -------------
           ending of the related Collection Period                                                                  40,645,626.55
                                                                                                                    =============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                           1,897,702.63

            - Principal portion of Prepayment Amounts                                                         0.00

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                     0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                          0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                   0.00

                                                                                                      ------------
                                             Total Decline in Aggregate Discounted Contract Balance   1,897,702.63
                                                                                                      ============

POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                8,382,669.57

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                 0.00

        Decline in Aggregate Discounted Contract Balance                                                               563,961.27

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                   7,818,708.30

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                             563,961.27

            - Principal portion of Prepayment Amounts                                                         0.00

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                     0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                          0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                   0.00

                                                                                                      ------------
                                             Total Decline in Aggregate Discounted Contract Balance     563,961.27
                                                                                                      ============

                                                                                                                    -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   48,464,334.85
                                                                                                                    =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

   POOL A

                               Discounted                                                     Discounted
         Lease #             Present Value                             Lease #              Present Value
   -------------------       -------------                             -------              -------------
#* 9900321-401 (08/03)         2,363.82                                                        $  0.00

                                                                     -----------
                                                          Totals:    $  2,363.82

   POOL B

                              Discounted                                                      Discounted
       Lease #               Present Value                             Lease #              Present Value
   ---------------           -------------                             -------              -------------
#* 863-507 (08/03)             13,927.42                                                              0.00

                                                                     -----------
                                                          Totals:    $ 13,927.42

a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                                $      16,291.24
b) ADCB AT  CLOSING DATE                                                                    270,243,724.70
c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                                       0.01%

*   ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A NONRECOVERABLE ADVANCE

#   NONRECOVERABLE

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                           Predecessor
                                                    Discounted             Predecessor      Discounted
Lease #             Lessee Name                   Present Value               Lease #     Present Value
--------            -----------                   --------------           -----------    --------------
3024-003                                            1,289,113.68             1667-003       1,466,069.44
                       CASH                           176,955.76
1743-004                                            1,539,883.34             2425-001       1,890,612.33
3221-001                                            1,496,892.51             2427-001       1,194,070.97
3307-001                                            1,181,820.77              917-503         644,152.99
3323-003                                            1,162,123.59             1004-503          77,559.49
                                                                             1048-501         896,884.04
                                                                             1049-504         644,152.99
                                                                             1050-504          85,901.56

                                                  --------------                          --------------
                                      Totals:     $ 6,846,789.65                         $  6,899,403.81

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                 $  6,899,403.81
b) ADCB OF POOL A AT CLOSING DATE                                                        $211,061,551.13
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                    3.27%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables              $  0.00
b)  Total discounted Contract Balance of Substitute Receivables               $  0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                         $  0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
  COLLECTION PERIOD                                                    YES                NO X

POOL B

                                                                                                Predecessor
                                                    Discounted              Predecessor          Discounted
Lease #         Lessee Name                       Present Value               Lease #          Present Value
-------         -----------                       -------------             -----------        -------------
                NONE

                                                      -----                                   --------------
                                      Totals:         $0.00                                   $         0.00

 a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                     $         0.00
 b) ADCB OF POOL B AT CLOSING DATE                                                            $59,182,173.57
 c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                         0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD   YES             NO X

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)


POOL A - NON-PERFORMING                                                                        Predecessor
                                                 Discounted              Predecessor            Discounted
Lease #          Lessee Name                    Present Value              Lease #             Present Value
---------        -----------                    --------------           -----------           -------------
2841-001                                        $1,121,500.51              2207-001           $    551,274.29
2004383-1                                       $  512,828.61              2207-002           $  1,160,782.50
2005209-2                                       $  252,655.70              2207-003           $    181,136.33
                 CASH                           $    6,208.31
2875-007                                        $1,629,015.55              2337-001           $  1,215,773.70
3024-003                                        $1,495,882.60              4283-401           $    286,487.54
                                                                           2314-002           $  1,209,395.06
3718-005                                        $1,711,481.42              1969-003           $  1,251,411.72
                                                                           1954-002           $    221,077.49
                                                                           1954-003           $     74,796.06
                                                                           1095-501           $    209,827.19
                                                -------------                                 ---------------
                                   Totals:      $6,729,572.70                                 $  6,361,961.88

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                  6,361,961.88
b) ADCB OF POOL A AT CLOSING DATE                                                             $211,061,551.13
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                         3.01%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD     YES            NO X

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                             Predecessor
                                                      Discounted           Predecessor       Discounted
Lease #           Lessee Name                        Present Value           Lease #        Present Value
-------           -----------                        -------------         -----------      -------------
                     None
                                                        -------                                     -----
                                        Totals:         $  0.00                            $         0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                               $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                                          $59,182,173.57
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                     0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables            $  0.00
b)  Total discounted Contract Balance of Substitute Receivables             $  0.00
c)  If (a) > (b), amount to be deposited in Collection Account
      per Contribution & Servicing Agreement Section 7.02                   $  0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD    YES            NO X

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 13, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1.                                           AGGREGATE DISCOUNTED CONTRACT BALANCE

       CONTRACTS DELINQUENT > 90 DAYS                                                 TOTAL OUTSTANDING CONTRACTS
       This Month                                         1,355,833.97                This Month                       48,464,334.85
       1 Month Prior                                      1,065,896.31                 1 Month Prior                   50,925,998.75
       2 Months Prior                                       585,498.14                2 Months Prior                   53,361,890.77

       Total                                              3,007,228.42                Total                           152,752,224.37

       a) 3 MONTH AVERAGE                                 1,002,409.47                b) 3 MONTH AVERAGE               50,917,408.12

       c) a/b                                                     1.97%

2.     Does a Delinquency Condition Exist (1c > 6% )?
                                                                                       Yes                         No      X
                                                                                           -------------------        --------------

3.     Restricting Event Check

       A. A Delinquency Condition exists for current period?                           Yes                         No      X
                                                                                           -------------------        --------------
       B. An Indenture Event of Default has occurred and is then continuing?           Yes                         No
                                                                                           -------------------        --------------

4.     Has a Servicer Event of Default occurred?                                       Yes                         No
                                                                                           -------------------        --------------

5.     Amortization Event Check

       A. Is 1c  > 8% ?                                                                Yes                         No      X
                                                                                           -------------------        --------------
       B. Bankruptcy, insolvency, reorganization; default/violation of any
            covenant or obligation not remedied within 90 days?                        Yes                         No
                                                                                           -------------------        --------------
       C. As of any Determination date, the sum of all defaulted contracts
            since the Closing date exceeds 6% of the ADCB on the Closing Date?         Yes                         No      X
                                                                                           -------------------        --------------

6.     Aggregate Discounted Contract Balance at Closing Date                    Balance    $    270,243,724.70
                                                                                           -------------------

Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                  TOTAL                % of Total
                                 A.D.C.B.        A.D.C.B.               A.D.C.B.
                                 --------        --------               --------
30 Days Overdue               12,017,245.51    48,464,334.85            24.796%
60 Days Overdue                3,682,788.30    48,464,334.85             7.599%
90 Days Overdue                  337,391.07    48,464,334.85             0.696%
120 Days Overdue                 518,024.11    48,464,334.85             1.069%
150 Days Overdue                 500,418.79    48,464,334.85             1.033%
180 Days Overdue                       0.00    48,464,334.85             0.000%